Fourth Quarter and Full-Year Financial Results November 20, 2014 Pursuing Growth • Building Value a global diversified industrial company Exhibit 99.1

Hillenbrand Participants Q4 ‘14 Earnings Presentation | 2 Joe Raver CEO Kristina Cerniglia CFO Kim Ryan President – Batesville Thomas Kehl President – Coperion

Forward-Looking Statements and Factors That May Affect Future Results: Throughout this presentation, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. Accordingly, in this presentation, we may say something like, “We expect that future revenue associated with the Process Equipment Group will be influenced by order backlog.” That is a forward-looking statement, as indicated by the word “expect” and by the clear meaning of the sentence. Other words that could indicate we are making forward-looking statements include: This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of Part I our Form 10-K for the period ended September 30, 2014, located on our website and filed with the SEC. We assume no obligation to update or revise any forward-looking statements. Disclosure regarding forward-looking statements Q4 ‘14 Earnings Presentation | 3

Hillenbrand’s strategy is focused on three key areas Q4 ‘14 Earnings Presentation | 4 Develop Hillenbrand into a world-class global diversified industrial company Leverage our strong financial foundation and the Hillenbrand Business System to deliver sustainable profit growth, revenue expansion, and free cash flow Reinvest this cash in new growth initiatives, both organic and inorganic, that create shareholder value

Q4 and FY 2014 Highlights Q4 ‘14 Earnings Presentation | 5 Q4 2014 and Full-Year Consolidated Highlights Q4 Revenue increased 6% to $469 million, driven by the Process Equipment Group Q4 Adjusted EPS grew 22% to $0.61 per diluted share Full-year Revenue was $1.67 billion, up 7% from the prior year primarily due to two additional months of Coperion operations Full-year Adjusted EPS finished at $2.06 per diluted share, up 10% PEG Q4 2014 Highlights Revenue increased $29 million to $319 million, +10% compared to prior year Adjusted EBITDA margin grew 380 bps in Q4 compared to 2013 Batesville Q4 2014 Highlights Revenue declined 0.5% in Q4 to $149 million driven by a lower average selling price Adjusted Gross Margin was consistent with the prior year at 39%

Q4 ‘14 Earnings Presentation | 6 Consolidated Financial Performance Q4 2014 Adjusted EPS* Domestic Q4 2014 Summary: Revenue 6% growth & Adjusted EBITDA Growth 21% Process Equipment Group grew revenue 10%; Batesville declined 0.5% Adjusted EPS increased 22%; $0.61 per diluted share Q4 2014 Consolidated Composition: Rev Adj. EBITDA* Process Equipment Group 68% 59% Batesville 32% 41% Total 100% 100% Hillenbrand Consolidated Adjusted EBITDA* Revenue *See appendix for reconciliation $0.50 $0.61 $- $0 $0 $0 $0 $1 $1 $1 Q4 2013 Q4 2014 $440.9 $468.7 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q4 2013 Q4 2014 $68.2 $82.3 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 Q4 2013 Q4 2014

Q4 ‘14 Earnings Presentation | 7 Segment Performance Q4 2014 Process Equipment Group Batesville Revenue Adjusted EBITDA* Revenue Adjusted EBITDA* Q4 2014 Summary: Revenue was $149 million, down 0.5% Adjusted gross margin was 39%, consistent with the prior year The current U.S. cremation rate is estimated to be 45% Q4 2014 Summary: Revenue was up 10% due to strength in U.S. proppants market and increased parts and service sales Adjusted EBITDA grew 41% driven by volume, favorable mix, and targeted operational improvements Process Equipment Group Batesville *See appendix for reconciliation $150.1 $149.4 $- $50 $100 $150 $200 $250 $300 $350 Q4 2013 Q4 2014 $37.9 $53.6 $- $10 $20 $30 $40 $50 $60 Q4 2013 Q4 2014 $37.4 $37.1 $- $10 $20 $30 $40 $50 $60 Q4 2013 Q4 2014 $290.8 $319.3 $- $50 $100 $150 $200 $250 $300 $350 Q4 2013 Q4 2014

Consolidated Financial Performance FY 2014 Adjusted EPS* FY 2014 Summary: Revenue grew 7% to $1.67 billion reflecting 12 full months of Coperion Adjusted EBITDA was $276 million, an increase of 11% Operating cash flow increased $52.4 million compared to the prior year Hillenbrand Consolidated Operating Cash Flow Q4 ‘14 Earnings Presentation | 8 Adjusted EBITDA* Revenue *See appendix for reconciliation FY 2014 Consolidated Composition: Rev Adj EBITDA* Process Equipment Group 64% 50% Batesville 36% 50% Total 100% 100% $1.88 $2.06 $- $1 $1 $2 $2 $3 FY13 FY14 $1,553 $1,667 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 FY13 FY14 $247.5 $275.5 $- $50 $100 $150 $200 $250 $300 FY13 FY14 $127.2 $179.6 $- $50 $100 $150 $200 FY13 FY14

Hillenbrand Outlook: FY 2015 Guidance Revenue growth 2-4%; ADJ EPS $2.05-$2.15 Q4 ‘14 Earnings Presentation | 9 EPS EPS Range Revenue Growth 2% 4% Revenue $ 1,700 1,734 FY 14 Adjusted EPS $ 2.06 $ 2.06 One-time adjustments (0.14) (0.14) Effective Tax Rate 0.06 0.06 Normalized FY14 Base $ 1.98 $ 1.98 Normalized FY14 Base $ 1.98 $ 1.98 Organic Revenue Growth 0.04 0.07 Interest on Fixed Debt (0.03) (0.03) PEG EBITDA improvement 0.13 0.20 FX (0.07) (0.07) $ 2.05 $ 2.15 Normalized EPS Growth 3% 9%

Hillenbrand Outlook: FY 2015 Guidance 2% - 4% Growth Revenue Q4 ‘14 Earnings Presentation | 10 $2.05 - $2.15 per diluted share EPS (adjusted)

Q&A Q4 ‘14 Earnings Presentation | 11

Replay Information Q4 ‘14 Earnings Presentation | 12 Dial In: (855) 859-2056 International: +1 (404) 537-3406 Conference ID: 24841251 Encore Replay Dates: 11/20/2014 - 12/4/2014 Log on to: http://ir.hillenbrandinc.com/investor-relations

Appendix Q4 ‘14 Earnings Presentation | 13

Q4 ‘14 Earnings Presentation | 14 Q4 FY14 & Q4 FY13 - Adjusted EBITDA to consolidated net income reconciliation 2014 2013 Adjusted EBITDA: Process Equipment Group 53.6 $ 37.9 $ Batesville 37.1 37.4 Corporate (8.4) (7.1) Less: Interest income (0.2) (0.3) Interest expense 5.8 6.8 Income tax expense 13.3 11.3 Depreciation and amortization 14.7 19.1 Business acquisition and integration 3.7 3.6 Inventory step-up - 3.1 Restructuring 2.7 0.6 Litigation 19.4 0.1 Other - - Consolidated net income 22.9 $ 23.9 $ Three months ended September 30,

YTD FY14 & FY13 - Adjusted EBITDA to consolidated net income reconciliation Q4 ‘14 Earnings Presentation | 15 2014 2013 Adjusted EBITDA: Process Equipment Group 150.4 $ 116.4 $ Batesville 150.8 161.0 Corporate (25.7) (29.9) Less: Interest income (0.8) (0.6) Interest expense 23.3 24.0 Income tax expense 48.7 28.3 Depreciation and amortization 58.4 89.4 Business acquisition costs 8.4 16.0 Inventory step-up - 21.8 Restructuring 5.5 2.8 Litigation 20.8 0.2 Other - 0.2 Consolidated net income 111.2 $ 65.4 $ Year ended September 30,

Q4 FY14 & Q4 FY13 Non-GAAP Operating Performance Measures Q4 ‘14 Earnings Presentation | 16 GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold 302.6 $ (0.3) $ (a) 302.3 $ 299.5 $ (3.9) $ (d) 295.6 $ Operating expenses 123.1 (25.6) (b) 97.5 98.7 (8.1) (e) 90.6 Interest expense 5.8 - 5.8 6.8 (0.1) (f) 6.7 Other income (expense), net (1.0) - (1.0) (0.7) - (0.7) Income tax expense 13.3 10.3 (c) 23.6 11.3 3.7 (c) 15.0 Net income 1 23.6 15.6 39.2 23.1 8.4 31.5 Diluted EPS 0.37 0.24 0.61 0.37 0.13 0.50 1 Net income attributable to Hillenbrand P = Process Equipment Group; B = Batesville; C = Corporate (a) Restructuring costs ($0.2P, $0.1 B) (b) Business acquisition costs ($0.6 P, $3.1 C), litigation costs ($19.4B), restructuring costs ($2.3 P, $0.2 C) (c) Tax effect of adjustments (d) Inventory step up ($3.1 P), restructuring costs ($0.6 B), business acquisition costs ($0.2 P) (e) Backlog amortization ($4.6 P), business acquisition costs ($1.8 P, $1.6 C), litigation ($0.1 B) (f) Business acquisition and integration costs ($0.1 C) Three months ended September 30, 2013 2014

YTD FY14 & FY13 Non-GAAP Operating Performance Measures

	Year ended September 30,					
	2014			2013		
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cost of goods sold	$ 1,078.0	$ (0.1) (a)	$ 1,077.9	$ 1,034.7	$ (25.2) (d)	$ 1,009.5
Operating expenses	414.7	(34.7) (b)	380.0	400.6	(52.5) (e)	348.1
Interest expense	23.3	-	23.3	24.0	(1.2) (f)	22.8
Other income (expense), net	8.7	-	8.7	(0.4)	(1.1) (g)	(1.5)
Income tax expense	48.7	12.9 (c)	61.6	28.3	22.9 (c)	51.2
Net income[1]	109.7	21.9	131.6	63.4	54.9	118.3
Diluted EPS	1.72	0.34	2.06	1.01	0.87	1.88

[1] Net income attributable to Hillenbrand

P = Process Equipment Group; B = Batesville; C = Corporate

(a) Restructuring costs ($0.3 P, $0.2 credit B)

(b) Business acquisition costs ($2.1 P, $6.3 C), litigation ($20.8 B), restructuring costs ($4.0 P, $1.5 C)

(c) Tax effect of adjustments

(d) Inventory step up ($21.8 P), restructuring costs ($0.3 P, $2.9 B), business acquisition costs ($0.2 P)

(e) Backlog amortization ($34.5 P), business acquisition costs ($3.1 P, $13.7 C), restructuring ($0.2 P, $0.5 B, $0.2 C), litigation ($0.2 B), other ($0.1 B)

(f) Business acquisition costs ($1.2 C)

(g) Acquisition-related foreign currency transactions ($0.8 C), business acquisition costs ($0.2 C), other ($0.1 B)

2014 Hillenbrand

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